UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 29, 2008
(Date of earlier event reported)

U.S. Precious Metals, Inc.
(Exact name of registrant as specified in the charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

950 Celebration Boulevard, Suite A
Celebration, Florida 34747
(Address of Principal Executive Offices)

(407) 566-9310
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 5 – Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008, the Board of Directors of U.S. Precious Metals, Inc. (“USPR”) announced the appointment of Jesus Oliveras as Secretary and Treasurer of USPR to serve until his successor is duly appointed. Mr. Oliveras (age 49) has been USPR’s Chief Financial Officer since April 25, 2008.

Mr. Oliveras was also the Chief Financial Officer for International Power Group, Ltd. (OTC BB: IPWG.OB) (“IPWG”) from July 1, 2007 until December 3, 2008. Prior to that he was the Controller for IPWG since September 7, 2007. Mr. Oliveras has also held positions of Director of Operations and Adjunct Professor for Ana G. Mendez University System from February 2005 until December 2006, Utilities Accountant for Orange County Utilities from November 2004 until February 2005, and a Loan Officer for Centex Mortgage Company from March 2003 until November 2004.

Mr. Oliveras attended the Wayne Huizenga School of Business and Entrepreneurship and Nova Southeastern University where he received his Masters in International Business Administration. Mr. Oliveras also attended the Inter American University where he received his Bachelor of Business Administration, Accounting & Finance.

There are no family relationships between Mr. Oliveras and any other executive officers or directors of USPR. There have been no transactions since the beginning of USPR’s last fiscal year, or any currently proposed transaction, in which USPR was or is to be a participant, in which the amount involved exceeds $120,000 and in which Mr. Oliveras had or will have a direct or indirect material interest.

USPR has not executed a formal employment contract with Mr. Oliveras. At this time, it has been agreed that he will not receive a salary for his services as Secretary and Treasurer.

Section 7 – Regulation FD

Item 7.01    Regulation FD Disclosure.

On December 29, 2008, USPR issued a press release in which it announced that Jesus Oliveras was appointed as Secretary and Treasurer of USPR.

A copy of the Press Release, dated December 29, 2008, is attached to this Form 8-K as Exhibit 99.1. Such press release is incorporated by reference into this Form 8-K in its entirety.

Item 9.01

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 29, 2008.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Precious Metals, Inc.

By:	/s/ M. Jack Kugler

Name: M. Jack Kugler
Title: Chief Executive Officer
Date: December 29, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 29, 2008.